SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A (Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
COMMISION FILE NUMBER 0-19687

Date of Report (Date of earliest event reported): August 1, 2013

Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware		57-0426694
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

775 Spartan Blvd., Suite 102, P.O. Box 5627, Spartanburg, SC		29304
(Address of principal executive offices)		(Zip Code)
(864) 585-3605
(Registrant's telephone number, including area code)

INAPPLICABLE
(Exact name of registrant as specified in its charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on August 29, 2013 (the "Original 8-K") solely for the purpose of providing the financial statements and pro forma financial information required by Regulation S-X with respect to Synalloy Corporation's purchase of substantially all of the assets and assumption of certain operating liabilities of Color Resources, LLC ("CRI"), a Delaware limited liability company. This Form 8-K/A does not amend or modify the Original Form 8-K in any other respect.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Business Acquired
The following audited financial statements of CRI (with the report of independent auditors) is attached hereto as Exhibit 99.1 and incorporated by reference herein:
•Balance Sheet as of December 31, 2011.
•Statement of Operations for the year ended December 31, 2011.
•Statement of Changes in Redeemable Members' Equity for the year ended December 31, 2011.
•Statement of Cash Flows for the year ended December 31, 2011.
•Notes to Financial Statements.

The following audited financial statements of CRI (with the report of independent auditors) is attached hereto as Exhibit 99.2 and incorporated by reference herein:
•Balance Sheet as of December 31, 2012.
•Statement of Operations for the year ended December 31, 2012.
•Statement of Changes in Redeemable Members' Equity (Deficit) for the year ended December 31, 2012.
•Statement of Cash Flows for the year ended December 31, 2012.
•Notes to Financial Statements.

The following unaudited financial statements of CRI are attached hereto as Exhibit 99.3 and incorporated by reference herein:
•Balance Sheets as of June 30, 2013 and December 31, 2012.
•Statements of Operations for the six months ended June 30, 2013 and 2012.
•Statement of Changes in Redeemable Members' Deficit for the six months ended June 30, 2013.
•Statements of Cash Flows for the six months ended June 30, 2013 and 2012.
•Notes to Financial Statements.

(b) Pro Forma Financial Information
The following unaudited pro forma financial information of Synalloy Corporation is attached hereto as Exhibit 99.4 and incorporated by reference herein:
•Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of June 29, 2013.

•	Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the six months ended June 29, 2013 and June 30, 2012, respectively.

•	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 29, 2012.
•Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

(c) Exhibits

The following are filed as exhibits to this Current Report on Form 8-K:
Exhibit No,	Description of Exhibit
23.1	Consent of Dixon Hughes Goodman LLP.
23.2	Consent of Rosen Seymour Shapss Martin & Company LLP.
99.1	Audited financial statements of Color Resources, LLC for the year ended December 31, 2011.
99.2	Audited financial statements of Color Resources, LLC for the year ended December 31, 2012.
99.3	Unaudited financial statements of Color Resources, LLC for the six months ended June 30, 2013 and 2012.
99.4	Unaudited pro forma financial information of Synalloy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ RICHARD D. SIERADZKI
Richard D. Sieradzki
Chief Financial Officer and Principal Accounting Officer

Dated: September 11, 2013

EXHIBIT INDEX

Exhibit No,	Name
23.1	Consent of Dixon Hughes Goodman LLP.
23.2	Consent of Rosen Seymour Shapss Martin & Company LLP.
99.1	Audited financial statements of Color Resources, LLC for the year ended December 31, 2011.
99.2	Audited financial statements of Color Resources, LLC for the year ended December 31, 2012.
99.3	Unaudited financial statements of Color Resources, LLC for the six months ended June 30, 2013 and 2012.
99.4	Unaudited pro forma financial information of Synalloy Corporation.